Supplement dated July 17, 2024 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2024 for the Pacific Destinations O-Series variable annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectuses") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

In the Initial Summary Prospectus, Statutory Prospectus and Updating Summary Prospectus:

The table that reflects the maximum Investment Options (Fund fees and expenses) you could pay each year based on current charges in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
ANNUAL FEES	MINIMUM	MAXIMUM
2. Investment Options (Fund fees and expenses)	0.28%[2]	1.31%[2]

[2]	As a percentage of Fund assets.

In the Initial Summary Prospectus:

The table that reflects the lowest and highest cost you could pay each year based on current charges in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
Lowest Annual Cost: $941.39	Highest Annual Cost: $1,948.60

In the Statutory Prospectus and Updating Summary Prospectus:

The table that reflects the lowest and highest cost you could pay each year based on current charges in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
Lowest Annual Cost: $941.39	Highest Annual Cost: $3,163.73

In the Initial Summary Prospectus and Statutory Prospectus, the Examples section in the ADDITIONAL INFORMATION ABOUT FEES, and in the Statutory Prospectus, the Examples section in the FEE TABLES are deleted and replaced with the following:

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

•	If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,791	$19,466	$29,116	$51,195

•	If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,791	$15,866	$26,416	$51,195

•	If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$5,291	$15,866	$26,416	$51,195

In the Initial Summary Prospectus, Statutory Prospectus and Updating Summary Prospectus:

As of July 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
VanEck VIP Global Resources Fund Class S; Van Eck Associates Corporation	1.31%

Form No. DESTONYSUPP0724